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                     GUARANTY BY CORPORATION

                                                              Denver, Colorado
                                                               January 3, 1997

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Norwest Business Credit, Inc., a Minnesota corporation (herein, with its participants, successors and assigns, called the "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of Service Business Systems, Inc. (herein called the "Borrower") or to engage in any other transactions with the Borrower, the undersigned hereby absolutely and unconditionally guaranties to the Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of any and all present and future debts, liabilities and obligations owed by the Borrower to the Lender; and the undersigned acknowledges and agrees with the Lender that:


           1. The debts, liabilities and obligations guarantied hereby (collectively referred to herein as the "Indebtedness") shall include, but shall not be limited to, debts, liabilities and obligations arising out of loans, credit transactions, financial accommodations, discounts, purchases of property or other transactions with the Borrower or for the Borrower's account or out of any other transaction or event, owed to the Lender or owed to others by reason of participations granted to or interests acquired or created for or sold to them by the Lender, in each case whether now existing or hereafter arising, whether arising directly in a transaction or event involving the Lender or acquired by the Lender from another by purchase or assignment or as collateral security, whether owed by the Borrower as drawer, maker, endorser, accommodation party, guarantor, principal, surety or as a member of any partnership, syndicate, association or group or in any other capacity, whether absolute or contingent, direct or indirect, primary or secondary, sole, joint, several or joint and several, secured or unsecured, due or not due, contractual, tortious or statutory, liquidated or unliquidated, arising by agreement or imposed by law or otherwise.

           2. The undersigned represents and warrants to the Lender that (a) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty;
(b) the execution, delivery and performance of this guaranty by the undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (c) this guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation; and (d) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state or local regulatory body or administrative agency.

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           3.       No act or thing need occur to establish the liability of
the undersigned hereunder, and no act or thing, except full payment and discharge of all of the Indebtedness, shall in any way exonerate the undersigned hereunder or modify, reduce, limit or release the liability of the undersigned hereunder. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all of the Indebtedness is paid in full, until this guaranty is revoked prospectively as to future transactions, by written notice actually received by the Lender, and such revocation shall not be effective as to the amount of Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions, refinancings or refundings thereof. The dissolution or adjudication of bankruptcy of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by the Lender and only prospectively, as to future transactions, as herein set forth.

           4. The undersigned represents and warrants to the Lender that the undersigned has a direct and substantial economic interest in the Borrower and expects to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of the Indebtedness guarantied hereby, and that this guaranty is given for a corporate purpose. The undersigned agrees to rely exclusively on the right to revoke this guaranty prospectively as to future transactions, in accordance with paragraph 3, if at any time, in the opinion of the directors or officers of the undersigned, the corporate benefits then being received by the undersigned in connection with this guaranty are not sufficient to warrant the continuance of this guaranty as to the future Indebtedness of the Borrower. Accordingly, so long as this guaranty is not revoked prospectively in accordance with paragraph 3, the Lender may rely conclusively on a continuing warranty, hereby made, that the undersigned continues to bebenefitted by this guaranty and the Lender shall have no duty to inquire into or confirm the receipt of any such benefits, and this guaranty shall be effective and enforceable by the Lender without regard to the receipt, nature or value of any such benefits.

           5. If the undersigned shall be dissolved or shall be or become insolvent (however defined), then the Lender shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Lender, the full amount of all of the Indebtedness whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

           6. The undersigned hereby waives all rights that the undersigned may now have or hereafter acquire, whether by subrogation, contribution, reimbursement, recourse, exoneration, contract or otherwise, to recover from the Borrower or from any property of the Borrower any sums paid under this Guaranty. The undersigned will not exercise or enforce any

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right of contribution to recover any such sums from any person who is a co-obligor with the Borrower or a guarantor or surety of the Indebtedness or from any property of any such person until all of the Indebtedness shall have been fully paid and discharged.

           7. The undersigned will pay or reimburse the Lender for all costs, expenses and attorneys' fees paid or incurred by the Lender in endeavoring to collect and enforce the Indebtedness and in enforcing this guaranty.

           8. The Lender shall not be obligated by reason of its acceptance of this guaranty to engage in any transactions with or for the Borrower. Whether or not any existing relationship between the undersigned and the Borrower has been changed or ended and whether or not this guaranty has been revoked, the Lender may enter into transactions resulting in the creation or continuance of the Indebtedness and may otherwise agree, consent to or suffer the creation or continuance of any of the Indebtedness, without any consent or approval by the undersigned and without any prior or subsequent notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which the Lender is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without consent or approval by or notice to the undersigned): i. any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Indebtedness; ii. one or more extensions or renewals of the Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any of the Indebtedness or any amendment or modification of any of the terms or provisions of any loan agreement or other agreement under which the Indebtedness or any part thereof arose; iii. any waiver or indulgence granted to the Borrower, any delay or lack of diligence in the enforcement of the Indebtedness or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Indebtedness; iv. any full or partial release of, compromise or settlement with, or agreement not to sue, the Borrower or any guarantor or other person liable in respect of any of the Indebtedness; v. any release, surrender, cancellation or other discharge of any evidence of the Indebtedness or the acceptance of any instrument in renewal or substitution therefor; vi. any failure to obtain collateral security (including rights of setoff) for the Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; vii. any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security;
viii. any assignment, pledge or other transfer of any of the Indebtedness or any evidence thereof; ix. any manner, order or method of application of any payments or credits upon the Indebtedness; and x. any election by the Lender under Section 1111(b) of the United States Bankruptcy Code. The undersigned waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

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           9.       The undersigned waives any and all defenses, claims,
setoffs and discharges of the Borrower, or any other obligor, pertaining to the Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Lender any defense of waiver, release, discharge or disallowance in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Indebtedness, or any setoff available against the Lender to the Borrower or any other such person, whether or not on account of a related transaction. The undersigned expressly agrees that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. The liability of the undersigned shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, the Borrower or any of its assets. The undersigned will not assert, plead or enforce against the Lender any claim, defense or setoff available to the undersigned against the Borrower.

           10. The undersigned waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Indebtedness. The Lender shall not be required first to resort for payment of the Indebtedness to the Borrower or other persons, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Indebtedness, before enforcing this guaranty.

           11. If any payment applied by the Lender to the Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purpose of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

           12.      The undersigned acknowledges and agrees that the Lender
(a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to the undersigned for, and (c) has no duty to provide information to the undersigned regarding, the enforceability of any of the Indebtedness or the financial condition of the Borrower or any guarantor. The undersigned has independently determined the creditworthiness of the Borrower and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Lender continue to make such determinations.

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           13.      The liability of the undersigned under this guaranty is
in addition to and shall be cumulative with all other liabilities of the undersigned to the Lender as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Indebtedness or obligation of the Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

           14. This guaranty shall be effective upon delivery to the Lender, without further act, condition or acceptance by the Lender, shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Lender and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application thereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Lender. This guaranty shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The undersigned waives notice of the Lender's acceptance hereof. The undersigned irrevocably
i. agrees that any suit, action or other legal proceeding arising out of or relating to this guaranty may be brought in a court of record in the State of Colorado or in the Courts of the United States located in such State, ii. consents to the jurisdiction of each such court in any suit, action or proceeding, iii. waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and iv. agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.




















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           15.      THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL
RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM
ARISING OUT OF, BASED ON OR PERTAINING TO THIS GUARANTY.

          This guaranty is secured by the "Collateral" as defined in the Security Agreement between the undersigned and the Lender dated January 3, 1997.


          IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned the day and year first above written.

(Registrant)                                DATA NATIONAL CORPORATION


BY(Signature)                               /s/Donald V. Warriner
(Name and Title)                            Donald V. Warriner,
                                            President and CEO

                         Address: 11415 West I-70 Frontage Road North Wheat Ridge, CO 80033
                                        Attn:  Richard S. Simms

STATE OF Colorado   )
                    ) ss.
COUNTY OF Jefferson )

          The foregoing instrument was acknowledged before me this 3rd day of January, 1997, by Donald V. Warriner, the President and CEO of Data National Corporation, a Colorado corporation, on behalf of the corporation.

BY(Signature)                   /s/Thomas J. Moore
                                Notary Public








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